Exhibit 99.1

Quadro Acquisition One Corp. Announces Correction in Contribution Amount in Connection with its Proposed Extension

New York, New York, Nov. 13, 2023 (GLOBE NEWSWIRE) -- On November 13, 2023, Quadro Acquisition One Corp. (the “Company”) announced that it has filed a supplement (“Supplement”) to its definitive proxy statement (the “Proxy Statement”), dated November 7, 2023, in connection with an extraordinary general meeting in lieu of an annual general meeting (“Meeting”) to consider and vote on certain proposals, including an extension of the date by which the Company has to complete a business combination (the “Business Combination”) from November 22, 2023 to May 22, 2024 (the “Extension”). The Supplement serves to clarify and correct the Extension contribution amount in the Proxy Statement to the lesser of (a) an aggregate of $40,000 per month or (b) $0.025 per month for each public share that is not redeemed in connection with the Extension for each calendar month (commencing on November 22, 2023 and on the 22nd day of each subsequent month) that is needed to complete a Business Combination, which amount will be deposited into the Company’s trust account, if the Extension were to be approved and implemented.

Shareholders of record as of October 19, 2023 will be able to attend and participate in the Meeting online by visiting https://www.cstproxy.com/quadroacquisitionone/2023. Please see the Company’s Proxy Statement mailed to shareholders of record and available at the SEC website at www.sec.gov for more information.

About Quadro Acquisition One Corp.

Quadro Acquisition One Corp. is a blank check company formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar initial business combination with one or more businesses or entities that the Company has not yet identified. The Company is led by Chief Executive Officer Dimitri Elkin.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC a Proxy Statement and Supplement in connection with the Meeting to consider and vote upon the Extension and other matters and, beginning on November 9, 2022, mailed the Proxy Statement and other relevant documents to its shareholders as of the October 19, 2023 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement, the Supplement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Shareholders may also obtain a free copy of the Proxy Statement, the Supplement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy, Inc. at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

Dimitri Elkin

Title: Chief Executive Officer

Phone: (302) 738-6680

Email: delkin@quadrocapital.com